FIRST AMENDMENT
TO
INVESTORS' RIGHTS AGREEMENT

            This First Amendment to Investors' Rights Agreement (this "First Amendment") is dated April 15, 2005, by and among by and among Home Solutions of American, Inc., a Delaware corporation (the "Company"), Petra Mezzanine Fund, L.P. ("Petra"), Frank J. Fradella and Rick J. O'Brien (collectively, the "Management Stockholders").

            WHEREAS, the Company, Petra, and the Management Stockholders executed that certain Investors' Rights Agreement (so called herein) on March 31, 2005;

            WHEREAS, the Company, Petra, and the Management Stockholders desire to amend the Investors' Rights Agreement, as set forth herein.

            NOW THEREFORE, in consideration of the following good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual promises and agreements herein contained, including the recitals set forth hereinabove, the parties agree as follows:

1.         "Frank J. Fadella" shall be deleted wherever it appears in the Investors' Rights Agreement and replaced with "Frank J. Fradella".

2.          The following language shall be added to the end of Section 2.1:

"Each Investor acknowledges and agrees, however, that any New Securities purchased hereunder at a discount to the current market price of the Common Stock, within a six-month period of a prior purchase of the Company's securities at a discount to the market price, including the issuance of the Warrants, could be aggregated under guidelines of the American Stock Exchange ("Amex"), and, if as a result of such aggregation the aggregate number of securities of the Company purchased by the Investors at a discount to the current market price would exceed 19.99% of 16,967,785 (the number of outstanding shares of the Company's Common Stock on March 31, 2005, prior to the Petra Loan), as such number of shares may be adjusted for stock splits, stock dividends and other recapitalizations, Amex approval (and, if required for Amex approval by Section 713 of the American Stock Exchange Company Guide, the approval of the Company's stockholders), could be a condition precedent to Investor's exercising its preemptive rights hereunder."

3.          Exhibit A attached hereto shall replace Exhibit A attached to the Investors' Rights Agreement.

4.          This First Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

5.          This First Amendment may be executed in any number of counterparts, including counterparts transmitted by telecopier or telefax, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.

6.           Except as expressly amended hereby, the Investors' Rights Agreement remains in full force and effect.  Capitalized terms that are not defined herein shall have the same meaning assigned to them in the Investors' Rights Agreement.

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            IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered as of the date first above written.

HOME SOLUTIONS OF AMERICA, INC.

                                                            By:  ____________________________________
                                                            Name: Rick J. O'Brien
                                                            Title:  Chief Financial Officer

                                                            PETRA MEZZANINE FUND, L.P.

                                                            By:  Petra Partners, LLC, its General Partner

                                                            By:  ____________________________________
                                                            Name: Michael W. Blackburn
                                                            Title:  Managing Member

MANAGEMENT STOCKHOLDERS

                                                            __________________________________________
                                                            Frank J. Fradella

__________________________________________
            Rick J. O' Brien

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EXHIBIT A

JOINDER AGREEMENT

JOINDER AGREEMENT dated as of _________ ___, 2005, between ____________________ (the "Additional Investor"), Petra Mezzanine Fund, L.P. ("Petra"),  Home Solutions of America, Inc. (the "Company") and Frank J. Fradella and Rick J. O'Brien (collectively, the "Management Stockholders").  The Company, Petra and the Management Stockholders are parties to an Investors' Rights Agreement dated as of March 31, 2005, as amended by a First Amendment to Investors' Rights Agreement dated as of April 15, 2005 (together, the "Investors' Rights Agreement") and wish to provide for the Additional Investor to become party thereto.  Accordingly, the parties hereto hereby agree as follows:

1.         Except as otherwise defined herein, terms defined in the Investors' Rights Agreement are used herein as defined therein.

            2.         The Additional Investor is hereby (a) deemed to be a party to the Investors' Rights Agreement and (b) granted the rights of and bound in all respects by the terms of the Investors' Rights Agreement, as an Investor thereunder.

3.         This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

4.         This Joinder Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or telefax, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.

*          *          *

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IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first above written.

THE COMPANY:

HOME SOLUTIONS OF AMERICA, INC.

By_________________________________
Name: ______________________________
Title:  ______________________________

PETRA:

                                                                        PETRA MEZZANINE FUND, L.P.

                                                                        By:  Petra Partners, LLC, its General Partner

By:  ________________________________
            Name: ______________________________
            Title:  ______________________________

                                                                        MANAGEMENT STOCKHOLDERS:

____________________________
Frank J. Fradella

____________________________
Rick J. O'Brien

ADDITIONAL INVESTOR:

[___________________________]

By_________________________________
Name: ______________________________
Title:  ______________________________

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